UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 4, 2012 (March 29, 2012)

AdvanSource Biomaterials Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	000-28034	04-3186647
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

229 Andover Street, Wilmington, Massachusetts, 01887
(Address of Principal Executive Offices) (Zip Code)

(978) 657-0075
(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Change in Registrant’s Certifying Accountant

On March 29, 2012, AdvanSource Biomaterials Corporation (the “Company”), based on the decision of the Audit Committee of its Board of Directors, dismissed McGladrey & Pullen, LLP (“McGladrey”) as the Company’s independent registered public accounting firm and recommended, and approved, the engagement of Moody, Famiglietti & Andronico, LLP (“MFA”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2012.

McGladrey’s report on the Company’s financial statements for the fiscal year ended March 31, 2011 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal year ended March 31, 2011 and through the date of dismissal, there were no disagreements with McGladrey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to McGladrey’s satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company’s consolidated financial statements for such fiscal year; and there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

The Company provided McGladrey with a copy of the disclosures in the preceding two paragraphs and requested in writing that McGladrey furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures.  McGladrey provided a letter, dated April 4, 2012 stating its agreement with such statements, which is included as an exhibit to this Form 8-K.

During the fiscal years ended March 31, 2010 and 2011 and through the date of the Audit Committee’s decision, the Company did not consult MFA with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matter or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

16.1	Letter from McGladrey & Pullen, LLP to the Securities and Exchange Commission dated April 4, 2012 with respect to the disclosure in this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANSOURCE BIOMATERIALS CORPORATION

By:  /s/ Michael F. Adams____
Michael F. Adams
President & CEO

Dated:  April 4, 2012

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from McGladrey & Pullen, LLP to the Securities and Exchange Commission dated April 4, 2012 with respect to the disclosure in this Form 8-K.